Please file this Prospectus Supplement with your records.

WELLS FARGO VARIABLE TRUST

WELLS FARGO ADVANTAGE VT C&B LARGE CAP VALUE FUND

Supplement dated April 7, 2008, to the Prospectus dated May 1, 2007, as previously supplemented on

October 24, 2007, October 29, 2007, February 1, 2008, and March 1, 2008.

This supplement contains important information about the Fund referenced above (the “Fund”).

Cooke & Bieler, L.P. (“C&B”), sub-adviser to the Fund, has notified Wells Fargo Funds Management, LLC, that, in light of the volatility of the financial markets since the announcement of an agreement by Affiliated Managers Group, Inc. (“AMG”) to acquire a majority interest in C&B in late October 2007, C&B and AMG have mutually agreed that it is in the best interests of C&B and its clients to dissolve such acquisition agreement.

As previously discussed in a supplement dated October 24, 2007, C&B announced the signing of an agreement with AMG to acquire a majority interest in C&B. At that time, shareholders of the Fund were informed that the closing of this transaction would result in a change of control of C&B and the automatic termination of C&B’s current sub-advisory agreement with the Fund.

In late December 2007, shareholders of the Fund were mailed proxy materials seeking their approval of a new sub-advisory agreement with Cooke & Bieler, LLP to continue to provide sub-advisory services to the Fund. The new sub-advisory agreement had previously been approved by the Board of Trustees for the Fund on August 8, 2007, in anticipation of the transaction. Details of the new sub-advisory agreement and transaction were described in the proxy materials, and during a shareholder meeting on January 28, 2008, a majority of the shareholders of record approved the new sub-advisory agreement. It was anticipated that the new sub-advisory agreement would be implemented shortly after such approval and the closing of the acquisition described above.

Consequently, although shareholder approval for the new sub-advisory agreement with C&B was solicited and obtained, no change of control will occur, and the previous sub-advisory agreement with C&B will remain in effect for the Fund.

VTF048/P1410S2